UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 05, 2025

STEPAN COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard Suite 500
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 446-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	SCL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stepan Company (“Stepan”) held its Annual Meeting of Stockholders on April 29, 2025 (the “Annual Meeting”). At the Annual Meeting, Stepan’s stockholders approved the Stepan Company 2022 Equity Incentive Compensation Plan (As Amended and Restated Effective April 29, 2025) (the “Plan”), which was adopted by the Company’s Board of Directors on February 18, 2025, subject to stockholder approval. The Plan became effective on April 29, 2025. A description of the terms and conditions of the Plan is set forth under the heading “Proposal No. 4: Approve the Amendment and Restatement of the Stepan Company 2022 Equity Incentive Compensation Plan” in Stepan’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2025, which description is incorporated herein by reference. The description of the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were 20,098,689 shares of Stepan’s common stock represented to vote either in person or by proxy, which represented a quorum. Stockholders voted on the following matters at the Annual Meeting: (1) election of two nominees to serve as directors until the annual meeting of stockholders to be held in 2028; (2) an advisory vote to approve the compensation of Stepan’s named executive officers; (3) ratification of the appointment of Deloitte & Touche LLP as Stepan’s independent registered public accounting firm for fiscal year 2025; and (4) approval of the amendment and restatement of the Stepan Company 2022 Equity Incentive Compensation Plan.

Set forth below are the matters acted upon at the Annual Meeting and final voting results on each such matter as reported by Stepan’s inspector of elections.

Proposal 1: Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Lorinda A. Burgess	17,711,569	389,891	15,444	1,981,785
Luis E. Rojo	17,914,304	199,082	3,518	1,981,785

Proposal 2: Advisory Vote to Approve the Compensation of Stepan’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,431,991	335,992	348,921	1,981,785

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as Stepan’s Independent Registered Public Accounting Firm for 2025

FOR	AGAINST	ABSTAIN
19,546,631	538,530	13,528

Proposal 4: Approval of the amendment and restatement of the Stepan Company 2022 Equity Incentive Compensation Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,752,352	1,005,426	359,126	1,981,785

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number: 10.1

Description: Stepan Company 2022 Equity Compensation Plan (As Amended and Restated Effective April 29, 2025).

Exhibit Number: 104

Description: Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date:	May 5, 2025	By:	/s/ Kamel Aranki
Kamel Aranki Interim General Counsel and Interim Assitant Secretary